                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Kemper-Dreman Fund, Inc.
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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

KEMPER-DREMAN FUND, INC.
KEMPER-DREMAN HIGH RETURN EQUITY FUND
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
TELEPHONE 1-800-621-1048

                                                                   June   , 1997

Dear Shareholder:

As described in the following proxy materials, your Fund's Board of Directors has approved a sub-advisory agreement between the Fund's investment manager, Dreman Value Advisors, Inc., and Dreman Value Management, L.L.C., a limited liability company controlled by David Dreman. The sub-advisory agreement is subject to Fund shareholder approval.

While we encourage you to read the full text of the proxy materials, here's a brief overview.

Q:  What are the shareholders being asked to approve?
A: You are being asked to approve a sub-advisory agreement for your Fund with Dreman Value Management, L.L.C., a company controlled by David Dreman.

Q:  Who will be the portfolio manager of the Fund?
A:  David Dreman will continue to be the portfolio manager of your Fund.

Q:  Will the investment advisory fees paid by the Fund remain the same?
A:  Yes, the investment advisory fees paid by your Fund will remain the same.

Q:  How do the Fund's directors suggest that I vote?
A: After careful consideration, the Fund's directors, including the independent directors, unanimously recommend that you vote "For" the approval of the new sub-advisory agreement.

Please complete, date and sign the enclosed proxy card now to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely,

Stephen B. Timbers
President

KEMPER-DREMAN FUND, INC.
KEMPER-DREMAN HIGH RETURN EQUITY FUND
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
TELEPHONE 1-800-621-1048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
JULY 29, 1997 AND PROXY STATEMENT
                                                                   June   , 1997

To the Shareholders of the Kemper-Dreman High Return Equity Fund:

You are invited to attend a special meeting of shareholders of the Kemper-Dreman High Return Equity Fund (the "Fund"), a series of Kemper-Dreman Fund, Inc. ("KDF"). The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Fund, 222 South Riverside Plaza, Chicago, Illinois on July 29, 1997 at 2:30 p.m. Chicago time, for the following purpose and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

          1. To approve or disapprove a sub-advisory agreement with Dreman Value Management, L.L.C., a limited liability company controlled by David
             N. Dreman.

The Board of the Fund has selected the close of business on June 16, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

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

The accompanying proxy is solicited by the Board of Directors (the "Board") of KDF for voting at the special meeting of shareholders of the Fund to be held on Tuesday, July 29, 1997, and at any and all adjournments thereof (the "Meeting"). The purpose of this meeting is to consider a sub-advisory agreement with Dreman Value Management, L.L.C. ("DVM"), a limited liability company controlled by David N. Dreman.

KDF is a "series company" that issues various series of shares, including the Fund. Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions. Each series is divided into four classes of shares, including Class A Shares, Class B Shares, Class C Shares and Class I Shares. Shares of each class represent a proportionate interest in that class.

Only the shareholders of the Fund are being asked to vote on the sub-advisory agreement. Approval of the sub-advisory agreement requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 (the "1940 Act"), meaning: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. See "Miscellaneous."

The Board of the Fund has fixed the close of business on June 16, 1997 as the record date for the determination of shareholders of the Fund entitled to notice
of and to vote at the meeting. As of April 30, 1997, the Fund had         Class
A Shares outstanding,         Class B Shares outstanding,         Class C Shares
outstanding and         Class I Shares outstanding.

This proxy statement was first mailed to shareholders on or about June   , 1997.

ITEM 1. NEW SUB-ADVISORY AGREEMENT

INTRODUCTION. Dreman Value Advisors, Inc. ("DVA") is the investment adviser and manager of the Fund. The Chairman of the Board of DVA is David N. Dreman ("Dreman"). Dreman is also the portfolio manager of the Fund. DVA and Dreman (among other parties) have entered into an agreement (the "Agreement") pursuant to which DVM is being proposed as sub-adviser for the Fund pursuant to a sub-advisory agreement between DVA and DVM. On May 21, 1997, the Board of the Fund, including a majority of the directors who are not parties to the sub-advisory agreement or interested persons of any such party, voted to approve the proposed sub-advisory agreement and to recommend it to shareholders for their approval. UNDER THE SUB-ADVISORY AGREEMENT, DVA, AND NOT THE FUND, WOULD PAY DVM.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT.

SUB-ADVISORY AGREEMENT. DVA is the investment adviser and manager of the Fund pursuant to an investment management agreement dated January 4, 1996 between KDF and DVA. See "Other Information -- DVA." As discussed more fully below, DVA wants to retain DVM to render investment advisory services for the Fund and has submitted to the Board for approval a proposed sub-advisory agreement between DVA and DVM. The Board has approved the agreement and directed that it be submitted to shareholders of the Fund for approval or disapproval. The following summary of the sub-advisory agreement is qualified in its entirety by the sub-advisory agreement, which is set forth as Exhibit A.

The sub-advisory agreement provides that DVM shall manage the investment and reinvestment of the Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of DVA and the Board. In connection therewith, the sub-advisory agreement provides that DVM will furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund. Under the sub-advisory agreement, DVM agrees to assume and pay all the costs and expenses of performing its obligations under the agreement, and DVA agrees to pay to DVM a monthly fee at the following annual rates applied to the average daily net assets of the Fund:

                   APPLICABLE AVERAGE
                    DAILY NET ASSETS
                      (THOUSANDS)                           ANNUAL RATE
                   ------------------                       -----------
          $0 - $250,000.................................    .240 of 1%
   $250,000 - $1,000,000................................    .230 of 1%
 $1,000,000 - $2,500,000................................    .224 of 1%
 $2,500,000 - $5,000,000................................    .218 of 1%
 $5,000,000 - $7,500,000................................    .208 of 1%
 $7,500,000 - $10,000,000...............................    .205 of 1%
$10,000,000 - $12,500,000...............................    .202 of 1%
               Over $12,500,000.........................    .198 of 1%

In addition, DVA has guaranteed the following minimum payments to DVM during the following calendar years that DVM serves as subadviser: $1.0 million for 1997, $8.0 million in each of 2000, 2001 and 2002.

If approved by Fund shareholders, it is expected that the sub-advisory agreement will commence the next day thereafter and remain in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act and the rules and regulations thereunder with the first annual renewal to be coincident with the next renewal of the investment management agreement.

The sub-advisory agreement may be terminated at any time without the payment by the Fund of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by DVA, in each case upon sixty
(60) days written notice; and it automatically terminates in the event of its assignment or in the event of the termination of the investment management agreement. DVA also has the right to terminate the sub-advisory agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the sub-advisory agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may not terminate the sub-advisory agreement prior to its third anniversary, and thereafter termination requires ninety (90) days written notice.

The sub-advisory agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by KDF or the Fund in connection with the matters to which the sub-advisory agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement provides that DVM agrees to indemnify and hold harmless DVA and KDF against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVA or KDF may become subject arising out of or based upon the breach or alleged breach by DVM of any provisions of the sub-advisory agreement. Similarly, DVA agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach or alleged breach by DVA of any provisions of the sub-advisory agreement or the investment management agreement, or any wrongful action or alleged wrongful action by DVA or its affiliates in the distribution of KDF's shares, or any wrongful action or alleged wrongful action by KDF other than wrongful action or alleged wrongful action that was caused by the breach by DVM of the provisions of the sub-advisory agreement.

INFORMATION CONCERNING DVM. In 1995, DVA entered into an agreement to acquire substantially all the assets of Dreman Value Management, L.P. ("DVM, L.P."), the former investment manager for the Fund. In connection with that acquisition, the Board and the shareholders of the Fund approved an investment management agreement with DVA. In addition, Dreman entered into a three-year employment agreement with DVA ("Employment Agreement"); and Dit-Mer Enterprises, LLC
("Dit-Mer"), which is    % owned beneficially by Dreman, entered into a
licensing and non-competition agreement with ZKI and DVA ("License Agreement").

Dreman has the right to terminate the License Agreement and the Employment Agreement in August 1997 and be free of any restrictions on his activity. To provide the continued services of Dreman to the Fund beyond August 1997, the parties have entered into the Agreement calling for termination of the Employment Agreement and the License Agreement and entry into the sub-advisory agreement with DVM.

Following is a summary of some principal terms and provisions of the Agreement as they are relevant to the Fund and its shareholders.

DVM is to purchase certain assets of DVA located at the DVA offices in Red Bank, New Jersey and offer employment to employees of DVA at the Red Bank office. In turn, DVA agreed to exercise all reasonable efforts to obtain approval of the sub-advisory agreement by the Board of KDF and the shareholders of the Fund.

DVA plans to change its name to Zurich Kemper Value Advisors, Inc. Also, KDF and Kemper-Dreman Contrarian Fund and Kemper-Dreman Small Cap Fund (other series of
KDF) plan to change their names to Kemper Value Fund, Inc., Kemper Contrarian Fund and Kemper Small Cap Value Fund, respectively. The Fund has the continuing right to use the name "Dreman" in its name for so long as the sub-advisory agreement is in effect.

The sub-advisory agreement is expected to become effective on the day after the date when the shareholders approve it, and the Employment Agreement and the License Agreement will terminate at that time. If the Fund's shareholders have not approved the sub-advisory agreement on or before August 29, 1997, then the Employment Agreement and the License Agreement may be terminated by any party effective one day after notice of termination.

During the effectiveness of the sub-advisory agreement, neither Dreman nor DVM shall serve as investment adviser, subadviser or sponsor for any investment company registered with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, nor shall Dreman or DVM be an "affiliated person" of any person serving any investment company, except the Fund.

BOARD OF DIRECTORS EVALUATION. The Board met on May 9, 1997 and May 21, 1997 to consider the proposed sub-advisory agreement. The Board obtained from DVA, DVM and Dreman information regarding DVM and the plans of the parties.

The Board, in reviewing the proposed sub-advisory agreement, considered a number of factors, including: the nature and quality of services provided by DVA and its predecessor; the roles of Dreman and DVA in the provision of those services; the investment performance of the Fund; the employment of Dreman by DVM; the qualifications of DVM and Dreman to provide investment advisory services on behalf of the Fund; the financial condition of DVM; the level of fees to be paid by DVA to DVM; the potential benefits to DVM and the Fund of receiving research services from broker-dealer firms in connection with the allocation of portfolio transactions by DVM to such firms; the ongoing administrative, legal and accounting support provided to the Fund by DVA and its affiliates; and the marketing and distribution efforts of Zurich Kemper Distributors, Inc. ("ZKDI"), the principal underwriter and distributor of the Fund.

OTHER INFORMATION

DVA. Dreman Value Advisors, Inc. ("DVA"), 280 Park Avenue, 40th Floor, New York, New York 10017, is the investment manager for the Fund. Following the Meeting, DVA plans to change its name to Zurich Kemper Value Advisors, Inc. DVA is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("ZKI"). ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. Pursuant to an investment management agreement, DVA acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of KDF if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of DVA or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. KDF bears the expenses of registration of its shares with the Securities and Exchange Commission, while ZKDI, as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. DVA has agreed to reimburse the Fund to the extent required by applicable state expense limitations should all operating expenses of the Fund, including the investment management fees of DVA but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect.

The investment management agreement provides that DVA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

The investment management agreement for the Fund continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of KDF, and (b) by the shareholders of the Fund or by the Board. The investment management agreement may be terminated at any time upon sixty (60) days notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. The investment management agreement between KDF and DVA is dated January 4, 1996 and was last submitted to the Fund's shareholders for approval on August 1, 1995 in connection with the acquisition of DVM, L.P. by DVA and the subsequent acquisition of the parent of DVA by Zurich Insurance Company. The investment management agreement was continued to April 1, 1998 by vote of the Board on March 11, 1997.

The Fund pays DVA an investment management fee, payable monthly, at the annual rate of .75% of the first $250 million of its average daily net assets, .72% of average daily net assets between $250 million and $1 billion, .70% of average daily net assets between $1 billion and $2.5 billion, .68% of average daily net assets between $2.5 billion and $5 billion, .65% of average daily net assets between $5 billion and $7.5 billion, .64% of average daily net assets between $7.5 billion and $10 billion, .63% of average daily net assets between $10 billion and $12.5 billion and .62% of its average daily net assets over $12.5 billion. Prior to August 24, 1995, the Fund paid DVM, L.P. an investment management fee at the annual rate of 1.00% of average daily net assets of the Fund up to $1 billion in net assets and .75% thereafter. The total investment management fees paid by the Fund to DVA (or DVM, L.P.) were $320,000 in 1994, $369,000 in 1995 and $2,430,000 in 1996. DVA and its affiliates receive compensation from underwriting, administrative and shareholder servicing arrangements with KDF relating to the Fund. See "Underwriter" and "Custodian, Transfer Agent and Shareholder Agent" below.

The names, addresses and principal occupations of the principal executive officers and directors of DVA are as follows:

          NAME AND ADDRESS                     PRINCIPAL OCCUPATION
          ----------------                     --------------------
David N. Dreman                        Chairman of the Board and Director,
Three Harding Road                     DVA.
Red Bank, New Jersey 07701
James R. Neel                          President, Chief Executive Officer
280 Park Avenue                        and Director, DVA.
40th Floor
New York, New York 10017
Stephen B. Timbers                     Director, DVA; President, Chief
222 South Riverside Plaza              Executive Officer, Chief Investment
Chicago, Illinois 60606                Officer and Director, ZKI; Director,
                                       ZKDI and LTV Corporation.
John E. Neal                           Director, DVA; President, Kemper
222 South Riverside Plaza              Funds Group, a unit of ZKI;
Chicago, Illinois 60606                Director, ZKI and ZKDI.

Upon the effective date of the sub-advisory agreement, Mr. Dreman will resign all positions and offices with DVA.

DVM. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the proposed sub-adviser for the Fund. DVM is controlled by David N. Dreman. Mr. Dreman owns 10% of DVM's shares of beneficial interest but has 100% of the voting control. The remaining 90% equity interest in DVM is held by Harrel Morris as trustee of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement.

The names, addresses and principal occupations of the principal executive officers of DVM are as follows:

          NAME AND ADDRESS                     PRINCIPAL OCCUPATION
          ----------------                     --------------------
David N. Dreman                        Chairman, DVM; Chairman, DVA.
Three Harding Road
Red Bank, New Jersey 07701
Nelson P. Woodard                      Executive Vice President, DVM;
7 Navesink Court                       Research Analyst, DVA; Research
Long Branch, New Jersey 07740          Fellow, Dreman Foundation.
Dorothy Silverman                      Senior Vice President, DVM.
396 Brighton Avenue
Long Branch, New Jersey 07740
Rock Albers                            Senior Vice President, DVM;
4 Lexington Avenue                     Executive Assistant to Chairman,
New York, New York 10010               DVA.
Michael M. Hemberger                   Vice President, DVM; Associate
1617 76th Street                       Quantitative Analyst, DVA.
North Bergen, New Jersey 07047
Peter B. Seligman                      Vice President, DVM; Portfolio
9 Post Road                            Administrator, DVA.
Rumson, New Jersey 07760
Harrel Morris                          Trustee, DVM; Chairperson, Committee
28 Sherbrooke Road                     on Special Education, Yonkers Board
Hartsdale, New York 10530              of Education.

Upon the effective date of the sub-advisory agreement, the above DVM officers will resign any positions and offices with DVA.

DVM does not serve as investment manager or sub-adviser for any investment company (other than as proposed for the Fund).

KDF. None of the directors or officers of KDF are directors or officers of DVM. Certain directors or officers of KDF are also directors or officers of DVA or its affiliates as indicated below:

                                                        SHARES OF THE FUND
                                                        BENEFICIALLY OWNED
                      DIRECTORS                        AS OF APRIL 30, 1997
                      ---------                        --------------------
James E. Akins, Director of KDF; Consultant on
  International, Political and Economic Affairs;
  formerly a career United States Foreign Service
  Officer; Energy Adviser for the White House; United
  States Ambassador to Saudi Arabia, 1973-1976.                15,094***
Arthur R. Gottschalk, Director of KDF; Retired;
  formerly, President, Illinois Manufacturers
  Association; Trustee, Illinois Masonic Medical
  Center; formerly, Illinois State Senator; formerly,
  Vice President, The Reuben H. Donnelley Corp.                    --
Frederick T. Kelsey, Director of KDF; Retired;
  formerly, consultant to Goldman, Sachs & Co.;
  formerly, President, Treasurer and Trustee of
  Institutional Liquid Assets and its affiliated
  mutual funds; Trustee of the Benchmark Funds and
  the Pilot Funds.                                                 --
*Dominique P. Morax, Director of KDF; Chief Executive
  Officer and Chief Investment Officer, Zurich
  Investment Management Limited; Director, ZKI.                    --
Fred B. Renwick, Director of KDF; Professor of
  Finance, New York University, Stern School of
  Business; Director, TIFF Investment Program, Inc.;
  Director, The Wartburg Home Foundation; Chairman,
  Investment Committee of Morehouse College Board of
  Trustees; Chairman, American Bible Society
  Investment Committee; previously member of the
  Investment Committee of Atlanta University Board of
  Trustees; previously Director of Board of Pensions,
  Evangelical Lutheran Church in America.                          --
*Stephen B. Timbers, President and Director of KDF;
  President, Chief Executive Officer, Chief
  Investment Officer and Director, ZKI; Director,
  ZKDI, DVA and LTV Corporation.                                9,900**
John B. Tingleff, Director of KDF; Retired; formerly,
  President, Tingleff & Associates (management
  consulting firm); formerly, Senior Vice President,
  Continental Illinois National Bank & Trust Company.             262***

John G. Weithers, Director of KDF; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange;
  Director, Federal Life Insurance Company; President of the
  Members of the Corporation and Trustee, DePaul University;
  Director, Systems Imagineering.                                                --

---------------
  * "Interested persons" as defined in the Investment Company Act of 1940.

 ** Class I shares. In addition, Mr. Timbers is one of the Trustees of the ZKI
    Profit Sharing Trust and the Money Purchase Pension Trust and ZKSvC Profit Sharing Trust and Money Purchase Pension Trust and as such shared power to vote 560,317 and 40,448 I shares held by the ZKI and ZKSvC Plans, respectively.

*** Class A Shares.

                                    OFFICERS

Christian C. Bertelsen, Vice President of KDF; Senior Managing Director and Chief Investment Officer, DVA.

Charles R. Manzoni, Jr., Vice President of KDF; Executive Vice President, Secretary and General Counsel of ZKI, Secretary of ZKI Holding Corp., Secretary ZKI Agency, Inc.; formerly, Partner, Gardner Carton & Douglas (attorneys).

John E. Neal, Vice President of KDF; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, DVA and ZKDI.

James R. Neel, Vice President of KDF; President, Chief Executive Officer and Director, DVA.

Steven T. Stokes, Vice President of KDF; Managing Director, DVA.

Jerome L. Duffy, Treasurer of KDF; Senior Vice President, ZKI.

Philip J. Collora, Vice President and Secretary of KDF; Attorney, Senior Vice President and Assistant Secretary, ZKI.

Elizabeth C. Werth, Assistant Secretary of KDF; Vice President, ZKI; Vice President and Director of State Registrations, ZKDI.

SHAREHOLDINGS. As of April 30, 1997, no person is known to KDF to own beneficially more than five percent of the shares of any class of the Fund [except as shown in Exhibit B]. As of April 30, 1997, the directors and officers of KDF as a group beneficially owned 47,721 Class A shares, no Class B shares, no Class C shares and 39,997 Class I shares of the Fund, which is less than 1% of the outstanding shares.

UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with KDF, Zurich Kemper Distributors, Inc. ("ZKDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter of the Fund's shares and acts as agent of KDF in the sale of the Fund's shares. ZKDI is an affiliate of DVA and a wholly owned subsidiary of ZKI. ZKDI bears all its expenses of providing services pursuant to the distribution agreement. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states and KDF bears the expense of registering the Fund's shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.

CLASS A SHARES. ZKDI receives no compensation from KDF as principal underwriter for Class A shares and pays all expenses of distribution of KDF's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares.

CLASS B SHARES. For its services under the distribution agreement, ZKDI receives a fee from the Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. ZKDI also receives any contingent deferred sales charges. ZKDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the distribution agreement, ZKDI receives a fee from the Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or KDF. ZKDI also receives any contingent deferred sales charges.

RULE 12B-1 PLAN. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by ZKDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with the Fund's Rule 12b-1 Plan during its fiscal year ended December 31, 1996.

                           DISTRIBUTION FEES   CONTINGENT DEFERRED
 DISTRIBUTION EXPENSES       PAID BY FUND       SALES CHARGE PAID
INCURRED BY UNDERWRITER     TO UNDERWRITER       TO UNDERWRITER
------------------------   -----------------   -------------------
   CLASS B      CLASS C    CLASS B   CLASS C   CLASS B    CLASS C
   -------      -------    -------   -------   -------    -------
  $11,821,000    810,000   750,000(a) 96,000(a)  127,000    3,000

---------------
(a) Amounts shown are after expense waiver.

If the Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of KDF to make payments to ZKDI pursuant to the Plan will cease and KDF will not be required to make any payments past the termination date. Thus, there is no legal obligation for KDF to pay any expenses incurred by ZKDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse ZKDI for its expenses incurred.

ADMINISTRATIVE SERVICES. ZKDI also provides information and administrative services for shareholders of KDF pursuant to an administrative services agreement ("administrative agreement"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in KDF. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, KDF pays ZKDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund. ZKDI then pays each firm a service fee at an annual rate of up to .25% of net assets of each class of those accounts that it maintains and services for KDF. Firms to which service fees may be paid include affiliates of ZKDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based upon assets in the accounts in the month following the month of purchase and the fee continues until terminated by ZKDI or KDF. The fees are calculated monthly and paid quarterly.

CLASS B AND CLASS C SHARES. ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or KDF.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to ZKDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all administrative services fees that it receives from KDF to firms in the form of service fees. The effective administrative service fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services. In addition, ZKDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by KDF. IFTC also is KDF's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSvC"), an affiliate of DVA, serves as "Shareholder Service Agent" of the Fund, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of KDF. For the Fund's 1996 fiscal year, IFTC remitted $951,000 in shareholder service fees to ZKSvC.

ALLOCATION OF PORTFOLIO TRANSACTIONS. Under the proposed sub-advisory agreement, DVM would place all orders for purchases and sales of the Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Directors believes that the benefits DVM's organization provides outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVM, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by DVA and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board of Directors of KDF, the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by DVA to DVM is not reduced because these research services are received.

MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Fund, including any additional solicitation made by letter, telephone or other means of electronic communication. In addition to solicitation by mail, certain officers and representatives of KDF, officers and employees of DVA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, other means of electronic communication or personally. In addition, KDF may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Fund. A COPY OF THE FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS. KDF is not required to hold annual shareholder meetings, but it holds special meetings as required or deemed desirable. Since KDF does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by KDF no later than four months prior to the date proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompany form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM. Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Item 1. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to KDF or in person at the time of the Meeting. Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (approval of the sub-advisory agreement) requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act, meaning: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

A majority of the shares of the Fund entitled to vote at the meeting, and present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Shares represented in person or by proxy (including shares that abstain or do not vote on the Item) will be counted for purposes of determining whether a quorum is present at the Meeting. In the event that sufficient votes in favor of Item 1 are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting for a period or periods of not more than sixty (60) days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on
Item 1 in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Item.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,
Philip J. Collora
Secretary

                                                                       EXHIBIT A

                                    FORM OF
                             SUB-ADVISORY AGREEMENT

AGREEMENT made this     day of           , 1997, by and between ZURICH KEMPER
VALUE ADVISORS, INC., formerly known as DREMAN VALUE ADVISORS, INC., a Delaware corporation (the "Adviser") and Dreman Value Management, L.L.C., formerly known as Contrarian Investment Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, KEMPER VALUE FUND, INC., formerly known as KEMPER-DREMAN FUND, INC., a Maryland corporation (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund, including the series known as the Kemper-Dreman High Return Equity Fund (the "High Return Series"), pursuant to an Investment Management Agreement (the "Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the High Return Series and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. APPOINTMENT OF SUB-ADVISER.

(a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the High Return Series in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Directors of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the High Return Series account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the High Return Series to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the High Return Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the High Return Series best execution of orders. Subject to such policies as the Board of Directors of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the High Return Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the High Return Series and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Fund as may from time to time be in force.

(b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the High Return Series, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the High Return Series or the Adviser in any way or otherwise be deemed an agent of the Fund, the High Return Series or the Adviser.

(c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the High Return Series and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

(d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the High Return Series.

(e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

(f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the High Return Series as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Directors such periodic and special reports with respect to the High Return Series as the Adviser or the Board of Directors may reasonably request, including statistical information with respect to the High Return Series's securities.

(g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

(h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

(i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the High Return Series.

(j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

(k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Directors of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.

2. COMPENSATION.

For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the High Return Series.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The Adviser further agrees that notwithstanding Appendix A the minimum amounts payable to Sub-Adviser during the following calendar years that Sub-Adviser serves under this Agreement shall be $1.0 million in 1997 and $8 million in each of 2000, 2001, and 2002 for services rendered during each of those years. The payments, if any, made under the foregoing sentence shall be made by January 15 of the year immediately following the calendar year to which such payment relates.

3. NET ASSET VALUE. The net asset value for the High Return Series shall be calculated as the Board of Directors of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the High Return Series shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4. DURATION AND TERMINATION.

(a) This Agreement shall become effective with respect to the High Return Series on the date hereof and shall remain in full force until December 31, 2002, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through December 31, 2002, and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

(b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the High Return Series, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the High Return Series on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(d) Sub-Adviser may not terminate this Agreement prior to the third anniversary of the date of this Agreement. Sub-Adviser may terminate this Agreement effective on or after the third anniversary of the date of this Agreement upon ninety (90) days written notice to the Adviser.

(e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

(f) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 2 earned prior to such termination.

(g) The provisions of Section 9 shall survive the termination of this Agreement.

5. REPRESENTATIONS AND WARRANTIES. The Sub-Adviser hereby represents and warrants as follows:

(a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the High Return Series of which the Sub-Adviser has knowledge (the "Sub-Adviser and High Return Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

6. COVENANTS. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(c) The Sub-Adviser shall at all times comply with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Directors, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Directors of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

(d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and High Return Information; and

(e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

7. USE OF NAMES.

(a) The Sub-Adviser acknowledges and agrees that the names Kemper Value Fund, Kemper, and Zurich, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Kemper Value Fund, Kemper and Zurich, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Kemper Value Fund, Kemper, Zurich, or Kemper-Dreman High Return Equity Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Kemper-Dreman High Return Equity Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the High Return Series, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

(b) Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the High Return Series is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the High Return Series pursuant to the terms of this Agreement.

(c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the High Return Series for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the High Return Series name and in connection with accurately describing the activities of the High Return Series, including use with marketing and other promotional and informational material relating to the High Return Series. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the High Return Series, then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the High Return Series or for any other commercial purpose (other than the right to refer to the High Return Series's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

(d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

8. STANDARD OF CARE. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the High Return Series or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. INDEMNIFICATIONS.

(a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund and their affiliates, directors, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, High Return Series's, and Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying part of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

10. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. GOVERNING LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

13. MISCELLANEOUS.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

(c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                  ZURICH KEMPER VALUE ADVISORS, INC.

                                  By:  _________________________

                                  Title:  ________

                                  DREMAN VALUE MANAGEMENT, L.L.C.

                                  By:  _________________________

                                  Title:  ________

                                   APPENDIX A
                     INVESTMENT MANAGEMENT SUBADVISORY FEE

   APPLICABLE AVERAGE
    DAILY NET ASSETS
       (THOUSANDS)              ANNUAL RATE
   ------------------           -----------
$          0-$   250,000        .240 of 1%
 $   250,000-$ 1,000,000        .230 of 1%
 $ 1,000,000-$ 2,500,000        .224 of 1%
 $ 2,500,000-$ 5,000,000        .218 of 1%
 $ 5,000,000-$ 7,500,000        .208 of 1%
 $ 7,500,000-$10,000,000        .205 of 1%
 $10,000,000-$12,500,000        .202 of 1%
         Over $12,500,000       .198 of 1%

                                                                       EXHIBIT B

                      HOLDERS OF MORE THAN 5% OF ANY CLASS
                              OF THE FUND'S SHARES

                                   [TO COME]

[KEMPER FUNDS LOGO]
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

KEMPER-DREMAN HIGH RETURN EQUITY FUND

FOR THE SPECIAL MEETING OF SHAREHOLDERS
JULY 29, 1997

                             The signers of this proxy hereby appoint Stephen
                             B. Timbers and Arthur R. Gottschalk, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Special Meeting of Shareholders to be held July 29, 1997, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted as recommended by the Board on each item set forth on this proxy.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND

                             PLEASE VOTE PROMPTLY!

    Your vote is needed! Please vote below and sign in the space provided.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR"
ITEM 1.


    Signature(s) (All registered owners of accounts shown above must sign.
If signing for a corporation, estate or trust, please indicate your capacity or title.)



1.   Approve a sub-advisory agreement with Dreman Value
Management, L.L.C., a limited liability company controlled by
David N. Dreman.                                                                 For     Against   Abstain
                                                                                 / /       / /       / /




THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.


------------------------------------  ------------              --------------------------------------------   ---------
 Signature [PLEASE SIGN WITHIN BOX]       Date                             Signature (Joint Owners)               Date

--------------------------------------------------------------------------------